                       SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C.

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15 (d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) June 12, 2000



                            THE ALLSTATE CORPORATION
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)




   Delaware                     1-11840                       36-3871531
---------------               -----------                   -------------
(State or Other               (Commission                   (IRS Employer
Jurisdiction of               File Number)                  Identification
Incorporation)                                              Number)


2775 Sanders Road, Northbrook, Illinois                       60062
----------------------------------------                    ----------
(Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code (847) 402-5000
                                                   --------------


                                  Page 1 of 12
                             Exhibit Index at page 4
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Item 5.   OTHER EVENTS

The following documents are filed as exhibits to this Form 8-K:

The Fourth Supplemental Indenture, dated as of June 12, 2000, to the Indenture relating to Subordinated Debt Securities, dated as of November 25, 1996, between the Company and State Street Bank & Trust Company

The Sixth Supplemental Indenture, dated as of June 12, 2000, to the Indenture relating to Senior Debt Securities, dated as of December 16, 1997, between the Company and State Street Bank & Trust Company

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

Exhibit No.                             Description
-----------                             -----------

4.1 The Fourth Supplemental Indenture, dated as of June 12, 2000, to the Indenture relating to Subordinated Debt Securities, dated as of November 25, 1996, between the Company and State Street Bank & Trust Company

4.2 The Sixth Supplemental Indenture, dated as of June 12, 2000, to the Indenture relating to Senior Debt Securities, dated as of December 16, 1997, between the Company and State Street Bank & Trust Company

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        THE ALLSTATE CORPORATION


                                        By   /s/ Emma M. Kalaidjian
                                             -----------------------------

                                             Name:  Emma M. Kalaidjian
                                             Title: Assistant Secretary


June 12, 2000

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                                INDEX TO EXHIBITS

                                                                                                    Sequential
                                                                                                    Page
Number                                      Description                                             Number
------                                      -----------                                             ------
4.1       The Fourth Supplemental Indenture, dated as of June 12, 2000, to the Indenture             5
          relating to Subordinated Debt Securities, dated as of November 25, 1996, between the Company and State Street Bank & Trust Company


4.2       The Sixth Supplemental Indenture, dated as of June 12, 2000, to the Indenture              9
          relating to Senior Debt Securities, dated as of December 16, 1997, between the
          Company and State Street Bank & Trust Company